Exhibit 10.21

PLEDGE AND SECURITY AGREEMENT

PLEDGE AND SECURITY AGREEMENT dated as of May 14, 2004 (this “Agreement”), is entered into by and among LAZY DAYS’ R.V. CENTER, INC., a Florida corporation (the “Borrower”) and LD HOLDINGS, INC., a Delaware corporation (“LDH” and together with the Borrower, each individually a “Pledgor” and collectively, the “Pledgors”), in favor of WELLS FARGO FOOTHILL, INC., a California corporation (the “Lender”).

W I T N E S S E T H:

WHEREAS, the Borrower and the Lender are parties to a Loan and Security Agreement, dated as of the date hereof (such agreement, as amended, restated, supplemented or otherwise modified from time to time, being hereinafter referred to as the “Loan Agreement”);

WHEREAS, pursuant to the Loan Agreement, the Lender has agreed to make revolving credit loans (each a “Loan” and collectively, the “Loans”) to the Borrower and to assist the Borrower in obtaining letters of credit (the “Letters of Credit”);

WHEREAS, LDH and RV ACQUISITION INC., a Delaware corporation (the “Parent” and together with LDH, each individually a “Guarantor” and collectively, the “Guarantors”) have guaranteed the repayment of all obligations under the Loan Agreement pursuant to a Guaranty dated the date hereof, made by the Guarantors in favor of the Lender (such Guaranty, as amended, restated, supplemented or otherwise modified from time to time, being hereinafter referred to as the “Guaranty”);

WHEREAS, it is a condition precedent to the Lender making any Loan or assisting the Borrower in obtaining the issuance of Letters of Credit pursuant to the Loan Agreement that each Pledgor shall have executed and delivered to the Lender a pledge and security agreement providing for the pledge to the Lender, and the grant to the Lender, a security interest in all indebtedness from time to time owing to each Pledgor and all of the outstanding shares of capital stock or other equity from time to time owned by each Pledgor of each subsidiary and other corporation or other entity now or hereafter existing and in which such Pledgor has any interest at any time;

WHEREAS, the Pledgors are mutually dependent on each other in the conduct of their respective businesses as an integrated operation, with the credit needed from time to time by each Pledgor often being provided through financing obtained by the other Pledgors and the ability to obtain such financing being dependent on the successful operations of all of the Pledgors as a whole; and

WHEREAS, each Pledgor has determined that the execution, delivery and performance of this Agreement directly benefit, and are in the best interest of such Pledgor;

NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Lender to make and maintain the Loans and to assist the Borrower in obtaining the issuance of Letters of Credit, in each case pursuant to the Loan Agreement, the Pledgors hereby jointly and severally agree with the Lender, as follows:

SECTION 1.           Definitions.  Reference is hereby made to the Loan Agreement for a statement of the terms thereof.  All terms used in this Agreement which are defined in the Loan Agreement or in Article 8 or Article 9 of the Uniform Commercial Code (the “Code”) in effect from time to time in the State of New York and which are not otherwise defined herein shall have the same meanings herein as set forth therein; provided, that terms used herein which are defined in the Code as in effect in the State of New York on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute except as the Lender reasonably may otherwise determine.

SECTION 2.           Pledge and Grant of Security Interest.  As collateral security for all of the Obligations (as defined in Section 3 hereof), each Pledgor hereby pledges and assigns to the Lender, and grants to the Lender a continuing security interest in and Lien on such Pledgor’s right, title and interest in and to the following (the “Pledged Collateral”):

(a)           the indebtedness described in Schedule I hereto and all indebtedness owed to such Pledgor from time to time required to be pledged to the Lender pursuant to the terms of the Loan Agreement (the “Pledged Debt”), the promissory notes and other instruments evidencing the Pledged Debt and all interest, cash, instruments, investment property and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt;

(b)           the shares of stock, partnership interests, member interests and other equity interests described in Schedule II hereto (the “Pledged Shares”), whether or not evidenced or represented by any stock certificate, certificated security or other instrument, issued by the corporations, limited partnerships and limited liability companies described in such Schedule II (the “Existing Subsidiaries”), the certificates (if any) representing the Pledged Shares, all options and other rights, contractual or otherwise, in respect thereof and all dividends, distributions, cash, instruments, investment property and other property (including but not limited to, any stock dividend and any distribution in connection with a stock split) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

(c)           the shares of stock, partnership interests, member interests or other equity interests at any time and from time to time acquired by such Pledgor of any and all Persons now or hereafter existing, all or a portion of such stock, partnership interests, member interests or other equity interests now or hereafter owned by any Pledgor and issued by any Subsidiary of a Pledgor and by any other corporation, partnership, limited liability company, trust or any other Person (together with the Existing Subsidiaries, collectively, the “Issuers”), whether or not evidenced or represented by any stock certificate, certificated security or other instrument and whether now or hereafter owned by a Pledgor (together with the Pledged Shares, collectively, the “Pledged Securities”), the certificates (if any) representing the Pledged Securities, shares, partnership interests, member interests or other interests, all options and other rights, contractual or otherwise, in respect thereof and all dividends, distributions, cash, instruments, investment property and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Securities and such other shares, partnership interests member interests or other interests;

(d)           all additional shares of stock, partnership interests, member interests or other equity interests, from time to time acquired by such Pledgor, of any Issuer, the certificates (if any) representing such additional shares, all options and other rights, contractual or otherwise, in respect thereof and all dividends, distributions, cash, instruments, investment property and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares, interests or equity;

(e)           all investment property, financial assets, securities, capital stock, other equity interests, stock options and commodity contracts of such Pledgor, all notes, debentures, bonds, promissory notes or other evidences of indebtedness of such Pledgor, and all other assets now or hereafter received or receivable with respect to the foregoing;

(f)            all security entitlements of such Pledgor in any and all of the foregoing; and

(g)           all proceeds (including proceeds of proceeds) of any and all of the foregoing;

in each case, whether now owned or hereafter acquired by such Pledgor and howsoever its interest therein may arise or appear (whether by ownership, security interest, Lien, claim or otherwise).

SECTION 3.           Security for Obligations. The security interest created hereby in the Pledged Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the “Obligations”):

(a)           the prompt payment by the Pledgors, as and when due and payable (by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all amounts from time to time owing by the Pledgors to the Lender in respect of the Loan Agreement and all other Loan Documents, including, without limitation, (i) all principal of and interest on the Loans (including any interest that, but for the commencement of an Insolvency Proceeding, would have accrued), (ii) in the case of any Pledgor that is a Guarantor, all amounts from time to time owing by such Pledgor in respect of its Guaranty, including all obligations guaranteed by such Pledgor, and (iii) all fees, commissions, reimbursement obligations and repayment obligations in respect of all Letters of Credit and all interest thereon, all fees, premiums, commissions, charges, expense reimbursements, indemnifications and all other amounts due or to become due under the Loan Agreement and any other Loan Document; and

(b)           the due performance and observance by each Pledgor of all of its other obligations from time to time existing in respect of the Loan Agreement and all other Loan Documents.

SECTION 4.           Delivery of the Pledged Collateral.

(a)           (i)  All promissory notes currently evidencing the Pledged Debt and all certificates currently representing the Pledged Securities shall be delivered to the Lender on or prior to the execution and delivery of this Agreement.  All other promissory notes, certificates and instruments constituting Pledged Collateral from time to time required to be pledged to the Lender pursuant to the terms of this Agreement or the Loan Agreement (the “Additional Collateral”) shall be delivered to the Lender as soon as practicable upon the receipt thereof by or on behalf of any of the Pledgors.  All such promissory notes, certificates and instruments shall be held by or on behalf of the Lender pursuant hereto and shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment or undated stock powers executed in blank, all in form and substance reasonably satisfactory to the Lender.  If any Pledged Collateral consists of uncertificated securities, unless the immediately following sentence is applicable thereto, such Pledgor shall cause the Lender (or its designated custodian or nominee) to become the registered holder thereof, or cause or direct each issuer of such securities to agree that upon the occurrence and during the continuance of an Event of Default it will comply with instructions originated by the Lender with respect to such securities without further consent by such Pledgor.  If any Pledged Collateral consists of security entitlements, such Pledgor shall transfer such security entitlements to the Lender (or its custodian, nominee or other designee ), or cause or direct the applicable securities intermediary to agree that it will comply with entitlement orders by the Lender without further consent by such Pledgor.

(ii)  Within 10 Business Days of the receipt by a Pledgor of any Additional Collateral, a Pledge Amendment, duly executed by such Pledgor, in substantially the form of Annex I hereto (a “Pledge Amendment”) shall be delivered to the Lender, in respect of the Additional Collateral which must be pledged pursuant to this Agreement and the Loan Agreement.  The Pledge Amendment shall from and after delivery thereof constitute part of Schedules I or II hereto, as the case may be.  Each Pledgor hereby authorizes the Lender to attach each Pledge Amendment to this Agreement and agrees that all promissory notes, certificates or instruments listed on any Pledge Amendment delivered to the Lender shall for all purposes hereunder constitute Pledged Collateral and such Pledgor shall be deemed upon delivery thereof to have made the representations and warranties set forth in Section 5 (to the extent applicable) hereof with respect to such Additional Collateral.

(b)           If any Pledgor shall receive, by virtue of such Pledgor’s being or having been an owner of any Pledged Collateral, any (i) stock certificate (including, without limitation, any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off), promissory note or other instrument, (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Pledged Collateral, or otherwise, (iii) dividends payable in cash (except such dividends permitted to be retained by such Pledgor pursuant to Section 7 hereof) or in securities or other property or (iv) dividends, distributions, cash, instruments, investment property and other property in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, such Pledgor shall receive such stock certificate, promissory note, instrument, option, right, payment or distribution in trust for the benefit of the Lender in accordance with the terms hereof, shall segregate it from such Pledgor’s other property and shall deliver it by customary means of delivery forthwith to the Lender in the exact form received, with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by the Lender as Pledged Collateral and as further collateral security for the Obligations.

SECTION 5.           Representations and Warranties.  Each Pledgor jointly and severally makes the following representations and warranties to the Lender which shall be true, correct, and complete, in all material respects, as of the Closing Date, and in all material respects at and as of the date of the making of each Advance (or other extension of credit) made thereafter, as though made on and as of the date of such Advance (or other extension of credit) (except to the extent that such representations and warranties relate solely to an earlier date) and such representations and warranties shall survive the execution and delivery of this Agreement:

(a)           Each Pledgor (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the state or jurisdiction of its organization, and (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated and to execute, deliver and perform this Agreement and each other Loan document to be executed and delivered by it pursuant hereto and to consummate the transactions contemplated hereby and thereby, and (iii) is duly qualified to do business where the failure to be so qualified would reasonably be expected to result in a Material Adverse Change.

(b)           The execution, delivery and performance by each Pledgor of this Agreement and the other Loan Documents to which such Pledgor is or will be party (i) have been duly authorized by all necessary action, (ii) do not and will not contravene its Governing Documents or any applicable law binding on or affecting it or any of its properties, (iii) do not and will not conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Material Contract of any Pledgor, and (iv) do not and will not result in or require the creation of any Lien upon or with respect to any of its properties other than Permitted Liens.

(c)           The Existing Subsidiaries set forth on Schedule II hereto are the Pledgors’ only Subsidiaries existing on the date hereof.  The Pledged Securities have been duly authorized and validly issued, are fully paid and nonassessable and the holders thereof are not entitled to any preemptive, first refusal or other similar rights.  Except as noted in Schedule II hereto, the Pledged Shares constitute 100% of the issued shares of capital stock, partnership interests or member interests of the applicable Issuer as of the date hereof.  All other shares of stock constituting Pledged Collateral will be, when issued, duly authorized and validly issued, fully paid and nonassessable.

(d)           The promissory notes currently evidencing the Pledged Debt have been, and all other promissory notes from time to time evidencing Pledged Debt, when executed and delivered, will have been, duly authorized, executed and delivered by the respective makers thereof, and all such promissory notes are or will be, as the case may be, legal, valid and binding obligations of such makers, enforceable against such makers in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws.

(e)           Each Pledgor is the legal and beneficial owner of its Pledged Collateral free and clear of all Liens except for the Lien created by this Agreement and Permitted Liens.

(f)            The exercise by the Lender of any of its rights and remedies hereunder will not contravene any law or any contractual restriction binding on or affecting any Pledgor or any of its properties and will not result in or require the creation of any Lien upon or with respect to any of its properties other than pursuant to this Agreement or the other Loan Documents.

(g)           No authorization or approval or other action by, and no notice to or filing with (other than the filing of financing statements where appropriate), any Governmental Authority is required to be obtained or made for (i) the due execution, delivery and performance by any Pledgor of this Agreement, (ii) the grant by any Pledgor, or the perfection, of the Lien purported to be created hereby in the Pledged Collateral or (iii) the exercise by the Lender of any of its rights and remedies hereunder, except as may be required in connection with any sale of any Pledged Collateral by laws affecting the offering and sale of securities generally.

(h)           This Agreement creates a valid Lien in favor of the Lender in the Pledged Collateral, as security for the Obligations.  The Lender’s having possession of the promissory notes evidencing the Pledged Debt, the certificates representing the Pledged Securities and all other certificates, instruments and cash constituting Pledged Collateral from time to time results in the perfection of such Lien.  Such Lien is, or in the case of Pledged Collateral constituting certificates, instruments or cash in which any of the Pledgors obtains rights after the date hereof, will be, a perfected, first priority Lien, subject only to Permitted Liens.  All action necessary or desirable to perfect and protect such Lien has been duly taken, except for the Lender’s having possession of certificates, instruments and cash constituting Pledged Collateral after the date hereof.

(i)            Each limited liability company interest of each Pledgor that is a limited liability company or any of its Subsidiaries that is a limited liability company is not dealt in or traded on securities exchanges or in securities markets, is not a security for purposes of 8-103 of any relevant Uniform Commercial Code, is not an investment company security and is not evidenced by a certificate.

SECTION 6.           Covenants as to the Pledged Collateral.  So long as any of the Obligations (other than contingent indemnification obligations and expense reimbursement obligations to the extent that such expenses have not yet been incurred) shall remain outstanding, any Letters of Credit shall not have been terminated or cash collateralized in accordance with the terms of the Loan Agreement, or any commitment to make Advances or issue Letters of Credit under the Loan Agreement shall not have been terminated, each Pledgor will, unless the Lender shall otherwise consent in writing:

(a)           keep adequate records concerning the Pledged Collateral and permit the Lender or any agents, designees or representatives thereof from time to time hereafter but, absent a continuing Event of Default, at reasonable times and intervals and upon reasonable notice and during normal business hours, to examine and make copies of and abstracts from such records pursuant to the terms of the Loan Agreement;

(b)           at the Pledgors’ joint and several expense, promptly deliver to the Lender a copy of each notice or other communication received by it in respect of the Pledged Collateral;

(c)           at the Pledgors’ joint and several expense, defend the Lender’s right, title and security interest in and to the Pledged Collateral against the claims of any Person;

(d)           at the Pledgors’ joint and several expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that the Lender may reasonably request in order to (i) perfect and protect, or maintain the perfection of, the security interest and Lien created hereby, (ii) enable the Lender to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral or (iii) otherwise effect the purposes of this Agreement, including, without limitation, delivering to the Lender irrevocable proxies in respect of the Pledged Collateral;

(e)           not sell, assign (by operation of law or otherwise), exchange or otherwise dispose of any Pledged Collateral or any interest therein except as expressly permitted by the Loan Agreement;

(f)            not create or suffer to exist any Lien upon or with respect to any Pledged Collateral except for the Lien created hereby and any Permitted Liens;

(g)           not make or consent to any amendment or other modification or waiver with respect to any Pledged Collateral or enter into any agreement or permit to exist any restriction with respect to any Pledged Collateral other than pursuant to the Loan Documents;

(h)           except to the extent permitted in the Loan Agreement, not permit the issuance of (i) any additional shares of any class of capital stock or other equity interests of any Issuer, (ii) any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such shares of capital stock or other equity interests, or (iii) any warrants, options, contracts or other commitments entitling any Person to purchase or otherwise acquire any such shares of capital stock or other equity interests;

(i)            not take or fail to take any action which would impair the enforceability of the Lender’s security interest in and a Lien on any Pledged Collateral; and

(j)            not permit any limited liability company interest of any Pledgor that is a limited liability company to be dealt in or traded on securities exchange or in securities markets, become a security for purposes of 8-103 of any relevant Uniform Commercial Code, become an investment company security, or be represented by a certificate.

SECTION 7.           Voting Rights, Dividends, Etc. in Respect of the Pledged Collateral.

(a)           So long as no Event of Default shall have occurred and be continuing:

(i)              the Pledgors may exercise any and all voting and other consensual rights pertaining to any Pledged Collateral for any purpose not inconsistent with the terms of this Agreement, the Loan Agreement or the other Loan Documents; provided, however, that (A) no

Pledgor will exercise or refrain from exercising any such right, as the case may be, if the Lender gives a Pledgor written notice that, in the Lender’s judgment, such action (or inaction) would reasonably be expected to result in a Material Adverse Change and (B) each Pledgor will give the Lender at least 5 Business Days’ notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right which would reasonably be expected to result in a Material Adverse Change;

(ii)             the Pledgors may receive and retain any and all dividends, interest payments or other distributions paid in respect of the Pledged Collateral to the extent permitted by the Loan Agreement; provided, however, that any and all (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of or in exchange for, any Pledged Collateral, (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral, together with any dividend, distribution or interest payment which at the time of such dividend, distribution or interest payment was not permitted by the Loan Agreement shall be, and shall forthwith be delivered to the Lender to hold as, Pledged Collateral and shall, if received by a Pledgor, be received in trust for the benefit of the Lender, shall be segregated from the other property or funds of such Pledgor, and shall be forthwith delivered to the Lender in the exact form received with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by the Lender as Pledged Collateral and as further collateral security for the Obligations; and

(iii)            the Lender will execute and deliver (or cause to be executed and delivered) to a Pledgor all such proxies and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 7(a)(i) hereof and to receive the dividends, interest and/or other distributions which it is authorized to receive and retain pursuant to Section 7(a)(ii) hereof.

(b)           Upon the occurrence and during the continuance of an Event of Default:

(i)              all rights of each Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7(a)(i) hereof, and to receive the dividends, distributions, interest and other payments that it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) hereof, shall cease, and all such rights shall thereupon become vested in the Lender, which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends and interest payments;

(ii)             the Lender is authorized to notify each debtor with respect to the Pledged Debt to make payment directly to the Lender (or its designee) and may collect any and all moneys due or to become due to any Pledgor in respect of the Pledged Debt, and each of the Pledgors hereby authorizes each such debtor to make such payment directly to the Lender (or its designee) without any duty of inquiry;

(iii)            without limiting the generality of the foregoing, the Lender may at its option exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange, in its discretion, any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other adjustment of any Issuer, or upon the exercise by any Issuer of any right, privilege or option pertaining to any Pledged Collateral, and, in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine;

(iv)            all dividends, distributions, interest and other payments that are received by any of the Pledgors contrary to the provisions of Section 7(b)(i) hereof shall be received in trust for the benefit of the Lender, shall be segregated from other funds of the Pledgors, and shall be forthwith paid over to the Lender as Pledged Collateral in the exact form received with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by the Lender as Pledged Collateral and as further collateral security for the Obligations; and

(v)             each Pledgor will execute and deliver (or cause to be executed and delivered) to the Lender all such proxies and other instruments as the Lender may reasonably request for the purpose of enabling the Lender to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) of this Section 7(b) and to receive the dividends which it is authorized to receive and retain pursuant to paragraph (i) of this Section 7(b).

SECTION 8.           Additional Provisions Concerning the Pledged Collateral.

(a)           To the maximum extent permitted by applicable law, each Pledgor (i) authorizes the Lender to execute any such agreements, instruments or other documents in such Pledgor’s name and to file such agreements, instruments or other documents in such Pledgor’s name in any appropriate filing office, (ii) authorizes the Lender to file any financing statements required hereunder or under any other Loan Document, and any continuation statements or amendments with respect thereto, in any appropriate filing office without the signature of such Pledgor and (iii) ratifies the filing of any financing statement, and any continuation statement or amendment with respect thereto, filed without the signature of such Pledgor prior to the date hereof.  A photocopy or other reproduction of this Agreement or any financing statement covering the Pledged Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.  Such financing statements may describe the Pledged Collateral in the same manner as described herein or in any security agreement or pledge agreement entered into by the parties in connection herewith or may contain an indication or description of the Pledged Collateral that describes such property in any other manner as the Lender may determine, in its sole discretion, is necessary, advisable, desirable or prudent to ensure the perfection of the security interest in the Pledged Collateral granted to the Lender, in connection herewith, including, without limitation, describing such property as “all assets” or “all personal property”, whether now owned or hereafter acquired.

(b)           Each Pledgor hereby irrevocably appoints the Lender as such Pledgor’s attorney-in-fact and proxy, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, upon the occurrence and during the continuance of an Event of Default in the Lender’s Permitted Discretion, to take any action and to execute any instrument that the Lender may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of such Pledgor under Section 7(a) hereof), including, without limitation, to receive, endorse and collect all instruments made payable to such Pledgor representing any dividend, interest payment or other distribution in respect of any Pledged Collateral and to give full discharge for the same.  This power is coupled with an interest and is irrevocable until all of the Obligations (other than contingent indemnification obligations and expense reimbursement obligations to the extent that such expenses have not yet been incurred) are paid in full, in cash, and all Letters of Credit are cancelled or cash collateralized consistent with the requirements of Section 3.5 of the Loan Agreement, after the termination of the Lender’s commitment to make Advances and issue Letters of Credit under the Loan Agreement.

(c)           If any Pledgor fails to perform any agreement or obligation contained herein, the Lender itself may perform, or cause performance of, such agreement or obligation, and the expenses of the Lender incurred in connection therewith shall be jointly and severally payable by the Pledgors pursuant to Section 10 hereof and shall be secured by the Pledged Collateral.

(d)           The powers conferred on the Lender hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers.  Except for the safe custody of any Pledged Collateral in its possession and the accounting for monies actually received by it hereunder, the Lender shall have no duty as to any Pledged Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Collateral and shall be relieved of all responsibility for the Pledged Collateral upon surrendering it or tendering surrender of it to any Pledgor.  The Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Lender accords its own property, it being understood that the Lender shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Lender has or is deemed to have knowledge of such matters or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

(e)           The Lender may at any time in its discretion (i) without notice to any Pledgor, transfer or register in the name of the Lender or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights of such Pledgor under Section 7(a) hereof and (ii) exchange certificates or instruments constituting Pledged Collateral for certificates or instruments of smaller or larger denominations.

SECTION 9.           Remedies Upon Default.  If any Event of Default has occurred and is continuing:

(a)           The Lender may exercise in respect of the Pledged Collateral, in addition to any other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party upon default under the Code then in effect in the State of New

York; and without limiting the generality of the foregoing and without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker’s board or elsewhere, at such price or prices and on such other terms as the Lender may deem commercially reasonable.  Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days’ notice to such Pledgor of the time and place of any public sale of Pledged Collateral owned by such Pledgor or the time after which any private sale is to be made shall constitute reasonable notification.  The Lender shall not be obligated to make any sale of Pledged Collateral regardless of whether or not notice of sale has been given.  The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b)           Each Pledgor recognizes that the Lender may deem it impracticable to effect a public sale of all or any part of the Pledged Shares or any other securities constituting Pledged Collateral and that the Lender may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof.  Each Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that the Lender shall have no obligation to delay the sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act.  Each Pledgor further acknowledges and agrees that any offer to sell such securities which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such an offer may be so advertised without prior registration under the Securities Act) or (ii) made privately in the manner described above to not less than fifteen bona fide offerees shall be deemed to involve a “public disposition” for the purposes of Section 9-610(c) of the Code (or any successor or similar, applicable statutory provision) as then in effect in the State of New York, notwithstanding that such sale may not constitute a “public offering” under the Securities Act, and that the Lender may, in such event, bid for the purchase of such securities.

(c)           Any cash held by the Lender as Pledged Collateral and all cash proceeds received by the Lender in respect of any sale of, collection from, or other realization upon, all or any part of the Pledged Collateral may, in the discretion of the Lender, be held by the Lender as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Lender pursuant to Section 10 hereof) in whole or in part by the Lender against, all or any part of the Obligations in such order as is set forth in the Loan Agreement.  Any surplus of such cash or cash proceeds held by the Lender and remaining after payment in full, in cash, of all of the Obligations and the cancellation or cash collateralization of all Letters of Credit in accordance with the terms of the Loan Agreement after the Lender’s commitment to make Advances and issue Letters of Credit has been terminated shall be promptly paid over to the Pledgors or to such Person as may be lawfully entitled to receive such surplus.

(d)           In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Lender is legally entitled, the Pledgors shall be jointly and severally liable for the deficiency, together with interest thereon at the highest rate specified in the Loan Agreement for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs, expenses and other client charges of any attorneys employed by the Lender to collect such deficiency.

SECTION 10.         Indemnity and Expenses.

(a)           Each Pledgor jointly and severally agrees to defend, protect, indemnify and hold harmless the Lender (and all of its respective officers, directors, employees, attorneys, consultants and agents) from and against any and all claims, damages, losses, liabilities obligations, penalties, fees, costs and expenses (including, without limitation, reasonable legal fees, costs, expenses and disbursements of counsel) to the extent that they arise out of or otherwise result from this Agreement (including, without limitation, enforcement of this Agreement), except, claims, losses or liabilities resulting from the Lender’s gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

(b)           Each Pledgor jointly and severally agrees to pay to the Lender upon demand the amount of any and all costs and expenses, including the reasonable fees, costs, expenses and disbursements of the Lender’s counsel and of any experts and agents, which the Lender may incur in connection with (i) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Lender hereunder, or (iv) the failure by any Pledgor to perform or observe any of the provisions hereof.

SECTION 11.         Notices, Etc.  All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered, if to any Pledgor, to such Pledgor at the address of the Borrower specified in the Loan Agreement; if to the Lender, to it at its address specified in the Loan Agreement; or as to any such Person at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 11.  All such notices and other communications shall be effective (i) if sent by certified mail, postage prepaid and return receipt requested, when received or three (3) Business Days after mailing, whichever first occurs, (ii) if telecopied, when transmitted and confirmation is received, if transmitted on a Business Day and, if not, on the next Business Day or (iii) if delivered by hand delivery or overnight courier service, upon delivery, if delivered on a Business Day and, if not, on the next Business Day.  Any notice delivered to any party hereto via telecopy shall be promptly followed by some other means of notice specified in this Section 11.

SECTION 12.         Security Interest Absolute.  All rights of the Lender, all Liens and all obligations of each of the Pledgors hereunder shall be absolute and unconditional irrespective of:  (i) any lack of validity or enforceability of the Loan Agreement or any other Loan Document, (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from the Loan Agreement or any other Loan Document, (iii) any exchange or release of, or non-perfection of any Lien on any Collateral, or any release or amendment or waiver of, or consent to or departure from, any guaranty for all or any of the Obligations, or (iv) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any of the Pledgors in respect of the Obligations.  All authorizations and agencies contained herein with respect to any of the Pledged Collateral are irrevocable and powers coupled with an interest.

SECTION 13.         Miscellaneous.

(a)           No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Lender and the Pledgors, and no waiver of any provision of this Agreement, and no consent to any departure by any of the Pledgors therefrom, shall be effective unless it is in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(b)           No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder or under any Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.  The rights and remedies of the Lender provided herein and in the Loan Documents are cumulative and are in addition to, and not exclusive of, any other rights or remedies provided by law.  The rights of the Lender under the applicable Loan Document against any party thereto are not conditional or contingent on any attempt by the Lender to exercise any of its rights under any other document against such party or against any other Person.

(c)           Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(d)           This Agreement shall create a continuing security interest in and Lien on the Pledged Collateral and shall (i) remain in full force and effect until the payment in full or release of the Obligations (other than contingent indemnification obligations and expense reimbursement obligations to the extent that such expenses have not yet been incurred) and cancellation or cash collateralization of all Letters of Credit (in each case consistent with the requirements of Section 3.5 of the Loan Agreement) after the termination of the Lender’s commitment to make Advances and issue Letters of Credit under the Loan Agreement and (ii) be binding on each Pledgor and, by its acceptance hereof, the Lender, and its respective successors and assigns, and shall inure, together with all rights and remedies of the Lender hereunder, to the benefit of the Lender and its respective successors, transferees and assigns.  Without limiting the generality of clause (ii) of the immediately preceding sentence, subject to the terms of the Loan Agreement, the Lender may assign or otherwise transfer its rights and obligations under this Agreement and any other Loan Document to any other Person, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Lender herein or otherwise.  Upon any such assignment or transfer, all references in this Agreement to the Lender shall mean the assignee of such Lender.  None of the rights or obligations of any of the

Pledgors hereunder may be assigned or otherwise transferred without the prior written consent of the Lender, and any such assignment or transfer shall be null and void.

(e)           Upon the satisfaction in full, in cash, of the Obligations (other than contingent indemnification obligations and expense reimbursement obligations to the extent that such expenses have not yet been incurred) and cancellation or cash collateralization of all Letters of Credit (in each case consistent with the requirements of Section 3.5 of the Loan Agreement) after the termination of the Lender’s commitment to make Advances and issue Letters of Credit under the Loan Agreement (i) this Agreement and the security interest and Lien created hereby shall terminate and all rights to the Pledged Collateral shall revert to the Pledgors and (ii) the Lender will, upon the Pledgors’ request and at the Pledgors’ sole cost expense, without any representation, warranty or recourse whatsoever, (A) promptly return to the Pledgors such of the Pledged Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (B) promptly execute and deliver to the Pledgors such documents as the Pledgors shall reasonably request to evidence such termination.

(f)            This Agreement shall be governed by and construed in accordance with the laws of the State of New York, except as required by mandatory provisions of law and except to the extent that the validity and perfection or the perfection and the effect of perfection or non-perfection of the security interest and Lien created hereby, or remedies hereunder, in respect of any particular Pledged Collateral are governed by the laws of a jurisdiction other than the State of New York.

(g)           This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original, but all such counterparts shall constitute one and the same agreement.  Delivery of an executed counterpart of this Agreement by facsimile shall be equally effective as delivery of an original executed counterpart.

(h)           Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(i)            All of the Obligations of the Pledgors hereunder are joint and several.  The Lender may, in its sole and absolute discretion, enforce the provisions hereof against any of the Pledgors and shall not be required to proceed against all Pledgors jointly or seek payment from the Pledgors ratably.  In addition, the Lender may, in its sole and absolute discretion, select the Pledged Collateral of any one or more of the Pledgors for sale or application to the Obligations, without regard to the ownership of such Pledged Collateral, and shall not be required to make such selection ratably from the Pledged Collateral owned by all of the Pledgors.  The release or discharge of any Pledgor by the Lender shall not release or discharge any other Pledgor from the obligations of such Person hereunder.

SECTION 14.         Submission to Jurisdiction; Waivers.  Each Pledgor hereby irrevocably and unconditionally:

(a)           Submits for itself and its property in any action, suit or proceeding relating to this Pledge Agreement or any other Loan Document to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts thereof;

(b)           Agrees that any such action, suit or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action, suit or proceeding in any such court or that such action, suit or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)           Irrevocably consents to the service of any and all process in any such action, suit or proceeding by the mailing of copies of such process by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Pledgor, at its address set forth in Section 11 hereof or at such other address of which the Lender shall have been notified pursuant thereto;

(d)           To the extent that such Pledgor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, such Pledgor hereby irrevocably waives such immunity in respect of its obligations under this Agreement;

(e)           Agrees that nothing herein shall affect the right of the Lender to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(f)            Waives any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

SECTION 15.         Jury Trial Waiver.  EACH PLEDGOR AND THE LENDER (BY ITS ACCEPTANCE OF THIS AGREEMENT) HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING THIS AGREEMENT, ANY LOAN DOCUMENT OR ANY AMENDMENT, MODIFICATION OR OTHER DOCUMENT NOW OR HEREAFTER DELIVERED IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

IN WITNESS WHEREOF, each Pledgor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

PLEDGORS:

LAZY DAYS’ R.V. CENTER, INC.,
a Florida corporation

By:
Name:
Title:

LD HOLDINGS, INC.,
a Delaware corporation

By:
Name:
Title:

LENDER:

WELLS FARGO FOOTHILL, INC.,
a California corporation

By:
Name:
Title:

SCHEDULE I TO PLEDGE AND SECURITY AGREEMENT

Pledged Debt

Pledgor	Name of Maker	Description	Original Principal Amount	Principal Amount Outstanding as of_________

SCHEDULE II TO PLEDGE AND SECURITY AGREEMENT

Pledged Shares

Pledgor	Name of Issuer	Number of Shares Pledged	Number of Shares Outstanding	Class	Certificate No.(s)

ANNEX I

TO

PLEDGE AND SECURITY AGREEMENT

PLEDGE AMENDMENT

This Pledge Amendment, dated __________ __, _____, is delivered pursuant to Section 4 of the Pledge Agreement referred to below.  The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge and Security Agreement, dated as of May 14, 2004 (the “Pledge Agreement”), made by Lazy Days’ R.V. Center, Inc. and LD Holdings, Inc., in favor of Wells Fargo Foothill, Inc. (the “Lender”), as Lender party to the Loan Agreement referred to in the Pledge Agreement, as it may heretofore have been or hereafter may be amended or otherwise modified or supplemented from time to time and that the promissory notes or shares listed on this Pledge Amendment shall be hereby pledged and assigned to the Lender and become part of the Pledged Collateral referred to in such Pledge Agreement and shall secure all of the Obligations referred to in such Pledge Agreement.

Pledged Debt

Pledgor	Name of Maker	Description	Original Principal Amount	Principal Amount Outstanding as of __________

Pledged Shares

Pledgor	Name of Issuer	Number of Shares Pledged	Number of Shares Outstanding	Class	Certificate No(s)

[PLEDGOR]

By:
Name:
Title: